UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

Hyundai Auto Receivables Trust 2013-B

(Issuing Entity)

Hyundai ABS Funding Corporation

(Depositor)

Hyundai Capital America

(Sponsor)

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

333-185213
Delaware	333-185213-02	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900
IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 732-2697

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes and Class D Asset Backed Notes (the “Notes”) by Hyundai Auto Receivables Trust 2013-B described in the Prospectus Supplement dated June 19, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of June 20, 2013, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of June 20, 2013, as to certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:	/s/ Min Sok Randy Park
Name:	Min Sok Randy Park
Title:	President and Secretary

Date: June 20, 2013

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of June 20, 2013 as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of June 20, 2013 as to certain tax matters